UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2011

KENDLE INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

441 Vine Street, Suite 500, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 381-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

In the first quarter of 2011 Kendle International Inc. (the “Company”) closed the Early Stage operations of its facility located in Utrecht, The Netherlands (“Utrecht”). The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Form 10-K”). The information in this Form 8-K does not constitute an amendment to or restatement of the 2010 Form 10-K.

The following Items of the 2010 Form 10-K are being adjusted retrospectively to reflect the impact of accounting for the Early Stage Utrecht operations as a discontinued operation:

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 8. Financial Statements and Supplementary Data; and

•	Item 15. Exhibits and Financial Statement Schedules.

The adjustments have no impact on net income (loss) from that previously reported for each of the periods presented. No Items of the 2010 Form 10-K other than those identified above are being updated by this filing. Information in the 2010 Form 10-K is generally stated as of December 31, 2010 and this filing does not reflect any subsequent information or events other than the reporting of the Early Stage Utrecht operations as a discontinued operation and the Company’s execution of an Agreement and Plan of Merger, dated as of May 4, 2011, by and among INC Research, LLC and Triangle Two Acquisition Corp. as previously disclosed on the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 (the “2011 Form 10-Q”). Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than as set forth herein. More current information is contained in the Company’s 2011 Form 10-Q and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2010 Form 10-K and 2011 Form 10-Q and other filings. The 2011 Form 10-Q and other filings contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2010 Form 10-K.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

12.1	Revised Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Revised Item 6. Selected Financial Data; Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.

Date: June 21, 2011	By:	/s/ Keith A. Cheesman
Keith A. Cheesman
Senior Vice President and Chief Financial Officer